                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                       EXCHANGE OFFER FOR ALL OUTSTANDING
          [6 1/4%][6 3/8%][6 1/2%] SENIOR NOTES DUE [2003][2005][2008]
                                       OF
                    COMPUTER ASSOCIATES INTERNATIONAL, INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Computer Associates International, Inc. (the "Company") made
pursuant to the Prospectus, dated       , 1998 (the "Prospectus"), if
certificates for Outstanding Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 PM, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

             DELIVERY TO: THE CHASE MANHATTAN BANK, EXCHANGE AGENT

     BY MAIL, HAND OR OVERNIGHT COURIER                FACSIMILE TRANSMISSION NUMBER
               55 Water Street                               (212) 638-7375 or
          Room 234, North Building                            (212) 344-9367
             New York, NY 10041                      (FOR ELIGIBLE INSTITUTIONS ONLY)
          Attention: Carlos Esteves                        CONFIRM BY TELEPHONE
         (IF BY MAIL, REGISTERED OR                           (212) 638-0828
         CERTIFIED MAIL RECOMMENDED)

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE,
         OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE OTHER THAN AS SET
               FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Principal Amount of Outstanding Notes Tendered:*

$                                              If Outstanding Notes will be delivered by
Certificate Nos. (if available):               book- entry transfer to The Depository Trust
                                               Company provide account number.

                                               Account Number
Total Principal Amount Represented by
Outstanding Notes Certificate(s):

 $

------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

x Signature(s) of Owner(s) or Authorized Signatory                                 Date

Area Code and Telephone Number:

    Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
Capacity:
Address(es):

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Outstanding Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

                      NAME OF FIRM                                          AUTHORIZED SIGNATURE

                        ADDRESS                                                    TITLE

                                                                                   Name:
                        ZIP CODE                                           (PLEASE TYPE OR PRINT)

Area Code and Tel. No.                                    Dated:

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM.
      CERTIFICATES FOR OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED LETTER OF TRANSMITTAL.

                                       2